CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated November 30, 2000 of Spectrum Brands Corporation (formerly known as NetWeb OnLine.Com Inc.) included in its Annual Report on Form 10-KSB, for the fiscal year ended September 30, 2000, filed with the Securities and Exchange Commission.




                                     /s/  Sewell  and  Company,  PA
                                     Hollywood,  Florida


September  18,  2001